UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023 (May 19, 2023)

DISTRIBUTION SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(773) 304-5050

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	DSGR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

Introductory Note

As previously disclosed, on December 29, 2021, Distribution Solutions Group, Inc., a Delaware corporation formerly known as Lawson Products, Inc. (“DSG” or the “Company”), entered into:

•

an Agreement and Plan of Merger (the “TestEquity Merger Agreement”) by and among (i) LKCM TE Investors, LLC, a Delaware limited liability company (the “TestEquity Equityholder”), (ii) TestEquity Acquisition, LLC, a Delaware limited liability company that was a wholly-owned subsidiary of the TestEquity Equityholder (“TestEquity”), (iii) the Company and (iv) Tide Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub 1”), pursuant to the terms and subject to the conditions of which the parties agreed, among other things, that Merger Sub 1 would merge with and into TestEquity, with TestEquity surviving the merger as a wholly-owned subsidiary of the Company (the “TestEquity Merger”); and

•

an Agreement and Plan of Merger (the “Gexpro Services Merger Agreement”) by and among (i) 301 HW Opus Investors, LLC, a Delaware limited liability company (the “Gexpro Services Stockholder”), (ii) 301 HW Opus Holdings, Inc., a Delaware corporation that was a wholly-owned subsidiary of the Gexpro Services Stockholder (“Gexpro Services”), (iii) the Company and (iv) Gulf Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub 2”), pursuant to the terms and subject to the conditions of which the parties agreed, among other things, that Merger Sub 2 would merge with and into Gexpro Services, with Gexpro Services surviving the merger as a wholly-owned subsidiary of the Company (the “Gexpro Services Merger,” and together with the TestEquity Merger, the “Mergers”).

As previously disclosed, on April 1, 2022 (the “Merger Date”), (i) the TestEquity Merger was consummated and TestEquity became a wholly-owned subsidiary of the Company and (ii) the Gexpro Services Merger was consummated and Gexpro Services became a wholly-owned subsidiary of the Company.

As previously disclosed, while Lawson Products, Inc. was the legal acquirer of TestEquity and Gexpro Services in the Mergers, which were consummated on April 1, 2022, TestEquity and Gexpro Services were treated as the combined accounting acquirer of Lawson Products, Inc. (now Distribution Solutions Group, Inc. following the name change of Lawson Products, Inc. on May 5, 2022) for financial reporting purposes.

As previously disclosed, BDO USA, LLP (“BDO”) was the principal auditor of Lawson Products, Inc., prior to the consummation of the Mergers, and audited the 2021 financial statements of Lawson Products, Inc., which were included in Lawson Products, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2021. Grant Thornton, LLP (“GT”) was the auditor of TestEquity prior to the consummation of the Mergers. In connection with and following the consummation of the Mergers, the Company engaged BDO to audit the 2022 consolidated financial statements (and BDO’s engagement was ratified by the Company’s stockholders at the 2022 Annual Meeting of Stockholders, held on November 15, 2022), and engaged GT to audit the Company’s 2021 consolidated financial statements. GT’s engagement as auditor of the 2021 financial statements was completed upon filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Dismissal of Independent Registered Public Accounting Firm

On May 19, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company approved the dismissal of BDO as the Company’s independent registered public accounting firm.

BDO’s report on the Company’s financial statements as of and for the year ended December 31, 2022 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. BDO’s report on the effectiveness of internal control over financial reporting included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 expressed an adverse opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2022.

During the years ended December 31, 2021 and December 31, 2022 and the subsequent interim period preceding the dismissal of BDO on May 19, 2023, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with BDO’s report; and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the previously disclosed material weakness regarding management’s failure to have sufficient technical accounting resources and personnel at TestEquity to design and maintain controls over i) business combinations, ii) disposal of rental equipment, iii) revenue recognition, iv) account reconciliations, v) accounting policies and vi) segregation of duties. This reportable event was discussed among the Company’s management, the Audit Committee, the board of directors of the Company and BDO. BDO has been authorized by the Company to respond fully to the inquiries of GT, the successor accountant, concerning this reportable event.

The Company provided BDO with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that BDO furnish it with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether BDO agrees with the statements made by the Company herein and, if not, stating the respects in which BDO does not agree. A copy of BDO’s letter to the SEC, dated May 25, 2023, is filed herewith as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of New Independent Registered Public Accounting Firm

On May 19, 2023, the Audit Committee approved the appointment of GT as the Company’s new independent registered public accounting firm. GT was formally engaged on May 25, 2023.

During the years ended December 31, 2021 and December 31, 2022 and the subsequent interim period preceding the appointment of GT on May 19, 2023, neither the Company nor anyone on its behalf consulted with GT regarding (i) either the application of accounting principles to a specific transaction (either completed or proposed); or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that GT concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

16.1	Letter from BDO USA, LLP to the U.S. Securities and Exchange Commission dated as of May 25, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC.
(Registrant)

Date: May 25, 2023	By:	/s/ Ronald J. Knutson
	Name:	Ronald J. Knutson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer